UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 5, 2024

Date of Report (Date of earliest event reported)

PETVIVO HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-40715	99-0363559
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5251 Edina Industrial Blvd. Edina, Minnesota	55439
(Address of principal executive offices)	(Zip Code)

(952) 405-6216

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	PETV	The Nasdaq Stock Market LLC
Warrants to purchase Common Stock	PETVW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On April 5, 2024, PetVivo Holdings, Inc., a Nevada corporation (the “Company”), received a determination letter (the “Determination Letter”) from the Nasdaq Hearings Panel (“Hearing Panel”) stating that The Nasdaq Stock Market (“Nasdaq”) would suspend trading of the Company’s securities effective as of the opening of trading on April 9, 2024, due to the Company’s failure to regain compliance with the Nasdaq Listing Rule 5550(b), which requires a listed company to have at least $2.5 million in stockholders equity (the “Equity Rule”), by April 1, 2024 as set forth in the March 13 Determination Letter (as defined herein).

On April 8, 2024, the Company filed a request to have the Nasdaq Listing and Hearing Review Council (“Listing Council”), an appeal body for the Panel, review the decision to suspend trading of the Company’s securities as set forth in the April 5, 2024 letter (the “Second Appeal”). On April 8, 2024, the Company received confirmation from Nasdaq that it received the Second Appeal and because the matters in the Second Appeal and the Delisting Appeal (as defined below) were similar, it would consider the matter holistically. Nasdaq closed out the Second Appeal, refunded the filing fee and updated the briefing deadlines in the Delisting Appeal.

As previously reported in the Company’s Form 8-K dated November 17, 2023, the Company received written notice from Nasdaq stating that the Company was not in compliance with the Equity Rule as of September 30, 2023 because its stockholders equity had fallen below $2.5 million as of this date (the “Original Delisting Notice”). In this notice, Nasdaq informed the Company that its securities would be suspended at the opening of business on November 28, 2023, and a Form 25-NSE would be filed with the SEC, which would delist the Company’s securities from listing and registration on Nasdaq, unless it filed an appeal by November 24, 2023. The Company appealed this delisting determination on November 24, 2023. The hearing took place on February 13, 2024, and on March 13, 2024, the Company received a determination letter from the Hearing Panel (“March 13 Determination Letter”), which granted the Company an extension through April 1, 2024 to show compliance with the Equity Rule.

On March 27, 2024, the Company filed an appeal with the Listing Council to request additional time to complete a financing so it could regain compliance would comply with the Equity Rule. On April 1, 2024, the Company received a letter confirming receipt of the Delisting Appeal from the Listing Council, in which the Listing Council set forth the briefing schedule, which was subsequently revised by Nasdaq on April 8, 2024. As revised, the briefing schedule in the Delisting Appeal is as follows: (i) the Company must submit a compliance memorandum by April 22, 2024; (ii) comments from the Staff of the Nasdaq Listing Qualifications Department (“Staff”) are due by May 6, 2024 and (iii) the Company’s responses to the Staff submissions are due on May 15, 2024.

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The Delisting Appeal stayed the delisting of the Company’s securities from Nasdaq until the appeals process is completed; however, it will not stay the suspension of trading of the Company’s common stock and warrants on Nasdaq, which will be effective as of the opening of trading on April 9, 2024. During the suspension of trading on Nasdaq, the Company expects that its common stock and warrants will become eligible for quotation and trading on the “over the counter” market operated by the OTC Markets Group Inc. (the “OTC Market”) under the symbol “PETV” and “PETVW.” However, the Company can not predict when its common stock and warrants will be eligible for trading on the OTC Market.

Cautionary Note Regarding Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements are characterized by future or conditional verbs such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “and similar words. These forward-looking statements are based on current beliefs and expectations of our management team that involve risks, potential changes in circumstances, assumptions, and uncertainties, including statements regarding the delisting of our common stock and warrants from Nasdaq, trading of our common stock and warrants on the OTC Markets during the suspension period, and the continued registration of our common stock and warrants on Nasdaq. Any or all of the forward-looking statements may turn out to be wrong or be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties.

These forward-looking statements are subject to risks and uncertainties including risks related to our ability to raise enough capital to fund our operations in the near term and long term, including our ability to obtain funding through public or private equity offerings, debt financings or other sources, on terms acceptable to us or at all, that shares of the Company’s common stock and warrants will be listed for trading on the OTC Markets during the suspension period, that the Listing Council will grant the Company an extension to time to regain compliance with the Equity Rule or that the Company will be able to evidence compliance with the Equity Rule and any other Nasdaq Listing Rules within the period of time, if any, that may be granted by the Listing Council. For a more detailed description of the risk and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks related to our business in general, please refer to Company’s Annual Report on Form 10-K for the year ended March 31, 2023 and other periodic and current reports filed with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which are made only as of the date of this filing. We undertake no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETVIVO HOLDINGS, INC.

Date: April 8, 2024	By:	/s/ John Lai
	Name:	John Lai
	Title:	Chief Executive Officer

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